NOTICE
and
SUPPLEMENT DATED JANUARY 12, 2023
To the variable product prospectuses
ISSUED BY
Allianz Life Insurance Company of North America
Allianz Life Variable Account A
Allianz Life Variable Account B
and
Allianz Life Insurance Company of New York
Allianz Life of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Investment Option Reorganizations
At a meeting of the Board of Trustees (the “Board”) of the Allianz Variable Insurance Products Trust and the Allianz Variable Insurance Products Fund of Funds Trust, held December 13, 2022, the Board approved the reorganization of each of the following Acquired Funds into the corresponding Acquiring Fund. Completion of each reorganization is subject to a number of conditions. Subject to satisfaction of the conditions of the reorganizations, it is anticipated that each reorganization will become effective on or about March 10, 2023 (the “Reorganization Date”).
Acquired Fund	Acquiring Fund
AZL® DFA Five-Year Global Fixed Income Fund	AZL® Enhanced Bond Index Fund
AZL® Gateway Fund	AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 2
AZL® MetWest Total Return Bond Fund	AZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 2
AZL® MSCI Emerging Markets Equity Index Fund, Class 1 Class 2	AZL® International Index Fund, Class 1 Class 2
AZL MVP FusionSM Balanced Fund	AZL® MVP Balanced Index Strategy Fund
AZL MVP FusionSM Conservative Fund	AZL® MVP FIAM Multi-Strategy Fund
AZL MVP FusionSM Moderate Fund	AZL® MVP DFA Multi-Strategy Fund

On the Reorganization Date, each Acquired Fund will cease accepting new investments and cease business activities, except for the purposes of winding up its affairs and taking other actions related to liquidation and dissolution.
From the date of this Notice through the Reorganization Date, you are permitted to transfer all or a portion of your Contract value invested in any subaccount investing in the Acquired Funds into other available Investment Options available to you under your Contract, without any limitation or charge on the transfer and without the transfer being counted as a transfer for purposes of transfer limitations and fees. In addition, if you do not exercise this free transfer right prior to the reorganizations, for a period of 60 days after the reorganizations, you may transfer Contract value invested in the Acquiring Funds into any one or more other Investment Options available to you under your Contract, again without any limitation or charge on
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transfers. Any transfers you make pursuant to this free transfer right will be subject to the restrictions on Investment Option allocations set forth in your Contract. Your free transfer will not count as one of the limited number of transfers permitted in a year free of charge, and we will not impose any additional transfer restrictions on this transfer.
If you do not transfer your Contract value from an Acquired Fund prior to the Reorganization Date, that amount, at relative net asset value, will be automatically transferred to the corresponding Acquiring Fund on the Reorganization Date. This automatic transfer will not count toward the number of free transfers available under your Contract, and you will not be assessed a transfer or any other fee for this automatic transfer.
We will send you an additional Notice within five days after the Reorganization Date. The post-reorganization Notice will remind you of your free transfer rights. If you would like further information or a prospectus, free of charge, for any of the Investment Options available under your Contract, or if you would like to make a transfer of your Contract value, please contact your financial professional or call our Service Center toll-free at 800.624.0197. Further information is also available on our website at www.allianzlife.com.
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